UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-3694

Oppenheimer Gold & Special Minerals Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: June 30

Date of reporting period: 9/30/2013

Item 1. Schedule of Investments.

CONSOLIDATED STATEMENT OF INVESTMENTS September 30, 2013 / Unaudited

	Shares	Value

Common Stocks—97.3%

Energy—0.2%

Energy Equipment & Services—0.2%
Cameron International Corp.[1]	60,000	$3,502,200

Oil, Gas & Consumable Fuels—0.0%
Cameco Corp.	24,572	444,016

Materials—97.1%

Chemicals—0.6%
Umicore SA	170,000	8,259,957

Metals & Mining—96.5%
African Minerals Ltd.[1]	2,400,000	8,746,606

Agnico Eagle Mines Ltd.[2]	1,010,000	26,734,700

Alacer Gold Corp.[2]	2,300,000	6,899,665

Alamos Gold, Inc.[2]	2,867,100	44,535,314

Allied Nevada Gold Corp.[1,2]	800,000	3,344,000

AngloGold Ashanti Ltd., Sponsored ADR	1,780,000	23,638,400

Argonaut Gold, Inc.[1]	5,272,697	30,815,626

AuRico Gold, Inc.[2]	3,000,000	11,430,000

B2Gold Corp.[1]	10,411,108	25,975,970

Banro Corp.[1]	7,458,690	4,941,382

Barrick Gold Corp.[2]	3,840,000	71,500,800

Beadell Resources Ltd.[1]	9,500,000	8,161,247

Capstone Mining Corp.[1]	3,400,000	8,186,010

Centerra Gold, Inc.	5,130,100	24,005,710

Compania de Minas Buenaventura SA, ADR	1,130,000	13,232,300

Detour Gold Corp.[1,2]	200,000	1,695,063

Duluth Metals Ltd.[1,3]	7,804,800	8,940,987

Dundee Precious Metals, Inc.[1]	4,079,700	22,575,885

Eldorado Gold Corp.[2]	7,500,000	50,604,340

First Majestic Silver Corp.[1]	2,000,000	23,688,170

First Quantum Minerals Ltd.[2]	1,520,000	28,303,092

Franco-Nevada Corp.[2]	1,900,000	85,994,000

Freeport-McMoRan Copper & Gold, Inc.[2]	2,450,000	81,046,000

Glencore Xstrata plc[1]	1,457,110	7,948,273

Gold Resource Corp.	400,000	2,652,000

Gold Standard Ventures Corp.[1]	2,407,700	1,480,736

Goldcorp, Inc.[2]	3,050,000	79,330,500

IAMGOLD Corp.	9,300,000	44,175,000

	Shares	Value

Metals & Mining (Continued)
Ivanhoe Mines Ltd.[1]	3,216,600	$6,932,530

Kinross Gold Corp. [2]	5,000,000	25,192,952

Kirkland Lake Gold, Inc.[1,3]	87,600	295,104

Koza Altin Isletmeleri AS	1,560,000	24,787,973

McEwen Mining, Inc.[1]	3,196,531	7,671,674

Metalurgica Gerdau SA, Cl. A	980,000	9,356,495

Nevsun Resources Ltd.	1,130,000	3,582,100

New Gold, Inc.[1,2,4]	6,800,000	40,533,955

New Gold, Inc.[1,2,4]	100	598

Newcrest Mining Ltd.	1,071,100	11,701,257

Newmont Mining Corp.[2]	850,000	23,885,000

Osisko Mining Corp.[1,2]	10,000,000	50,580,069

Outokumpu OYJ[1]	13,200,000	8,919,024

Pretium Resources, Inc.[1]	1,078,674	7,445,631

Primero Mining Corp.[1]	698,800	3,805,901

Randgold Resources Ltd., ADR[2]	1,225,194	87,638,127

Real Gold Mining Ltd.[1]	10,400,000	13,409

Rio Alto Mining Ltd.[1]	2,078,200	4,156,198

Rio Tinto plc, Sponsored ADR[2]	308,700	15,052,212

Romarco Minerals, Inc.[1,3]	30,127,000	11,406,757

Royal Gold, Inc.[2]	1,379,900	67,145,934

Sandstorm Gold Ltd.[1]	1,592,300	8,566,574

SEMAFO, Inc.[2,3]	14,000,000	33,707,102

Sibanye Gold Ltd., ADR[1]	300,000	1,563,000

Silver Wheaton Corp.[2]	2,260,000	55,980,200

Tahoe Resources, Inc.[1]	820,500	14,703,360

Teck Resources Ltd., Cl. B2	791,800	21,251,912

US Silica Holdings, Inc.	625,000	15,562,500

Vale SA, Cl. B, Sponsored ADR	1,330,000	20,761,300

Walter Energy, Inc.[2]	400,000	5,612,000

Yamana Gold, Inc.[2]	4,800,000	49,920,000

Zhaojin Mining Industry Co. Ltd., Cl. H	25,873,000	$22,983,290

		1,411,295,914

Total Common Stocks (Cost $1,682,417,090)		1,423,502,087

	Units

Rights, Warrants and Certificates—0.0%
Kinross Gold Corp. Wts., Strike Price 21.939CAD, Exp. 9/17/14[1,2] (Cost $–)	483,450	28,161

1      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value

Investment Companies—1.4%
SPDR Gold Trust[1,2]	40,000	$5,126,800

Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[3,5]	15,145,428	15,145,428

Total Investment Company (Cost $20,451,877)		20,272,228

Total Investments, at Value (Cost $1,702,868,967)	98.7%	1,443,802,476

Assets in Excess of Other Liabilities	1.3	18,865,604

Net Assets	100.0%	$1,462,668,080

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $182,897,361. See accompanying Consolidated Notes.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares June 28, 2013[a]	Gross Additions		Gross Reductions	Shares September 30, 2013

Duluth Metals Ltd.	7,804,800	—		—	7,804,800
Duluth Metals Ltd. Wts., Strike Price $0.001, Exp. 7/31/13	513,653	—		513,653	—
Kirkland Lake Gold, Inc.[b]	4,382,900	—		4,295,300	87,600
Oppenheimer Institutional Money Market Fund, Cl. E	—	181,136,710		165,991,282	15,145,428
Romarco Minerals, Inc.	30,127,000	—		—	30,127,000
SEMAFO, Inc.	14,789,748	—		789,748	14,000,000

		Value		Income	Realized Loss

Duluth Metals Ltd.		$8,940,987		$—	$—
Duluth Metals Ltd. Wts., Strike Price $0.001, Exp. 7/31/13		—		—	64,947
Kirkland Lake Gold, Inc.[b]		—	[c]	—	35,069,935
Oppenheimer Institutional Money Market Fund, Cl. E		15,145,428		6,142	—
Romarco Minerals, Inc.		11,406,757		—	—
SEMAFO, Inc.		33,707,102		28,248	7,615,620

		$69,200,274		$34,390	$42,750,502

a. June 28, 2013 represents the last business day of the Fund’s 2013 fiscal year. See accompanying Consolidated Notes.

2      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / (Continued)

Footnotes to Consolidated Statement of Investments (Continued)

b. No longer an affiliate as of September 30, 2013.

c. The security is no longer an affiliate, therefore, the value has been excluded from this table.

4. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

5. Rate shown is the 7-day yield as of September 30, 2013.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

Canada	$889,618,608	61.6%
United States	281,420,998	19.5
Jersey, Channel Islands	87,638,127	6.1
Australia	34,914,716	2.4
Brazil	30,117,795	2.1
South Africa	25,201,400	1.7
Turkey	24,787,973	1.7
China	22,983,290	1.6
Peru	13,232,300	0.9
Finland	8,919,024	0.6
United Kingdom	8,746,606	0.6
Belgium	8,259,957	0.6
Switzerland	7,948,273	0.6
Mongolia	13,409	0.0

Total	$1,443,802,476	100.0%

Exchange-Traded Options Written at September 30, 2013

Description	Exchange		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value
Agnico Eagle Mines Ltd. Call	NYSE	USD	32.500	11/16/13	USD	(2,000)	$194,021	$(62,000)
Alamos Gold, Inc. Call	CME	CAD	17.000	1/18/14	CAD	(2,000)	171,684	(218,436)
Barrick Gold Corp. Put	NYSE	USD	18.000	11/16/13	USD	(2,000)	212,185	(190,000)
Coeur Mining, Inc. Put	NYSE	USD	13.000	12/21/13	USD	(2,000)	206,079	(360,000)
Compania de Minas Buenaventura SA Put	CBT	USD	13.000	12/21/13	USD	(2,000)	197,921	(380,000)
First Quantum Minerals Ltd. Call	CME	CAD	18.000	1/18/14	CAD	(2,000)	225,705	(474,735)
Franco-Nevada Corp. Call	CBT	USD	55.000	1/18/14	USD	(2,000)	454,755	(205,000)
Franco-Nevada Corp. Call	CBT	USD	50.000	10/19/13	USD	(1,000)	201,968	(630,000)
Franco-Nevada Corp. Put	CBT	USD	40.000	4/19/14	USD	(2,000)	673,917	(24,000)
Freeport-McMoRan Copper & Gold, Inc. Call	NYSE	USD	32.000	1/18/14	USD	(1,000)	106,960	(50,000)
Freeport-McMoRan Copper & Gold, Inc. Put	NYSE	USD	27.000	1/18/14	USD	(1,000)	111,833	(248,000)
IAMGOLD Corp. Put	NYSE	USD	5.000	12/21/13	USD	(3,000)	237,183	(225,000)
New Gold, Inc. Put	CBT	USD	7.000	11/16/13	USD	(1,999)	203,943	(229,885)
Newmont Mining Corp. Put	NYSE	USD	28.000	11/16/13	USD	(2,000)	203,105	(320,000)
Newmont Mining Corp. Put	NYSE	USD	27.000	10/19/13	USD	(1,000)	116,010	(59,000)
Newmont Mining Corp. Put	NYSE	USD	26.000	12/21/13	USD	(1,000)	208,959	(133,000)
Randgold Resources Ltd. Call	NYSE	USD	95.000	12/21/13	USD	(2,000)	275,780	(100,000)
Rio Tinto plc Call	NYSE	USD	47.500	10/19/13	USD	(1,000)	112,270	(205,000)
Royal Gold, Inc. Call	NYSE	USD	62.500	10/19/13	USD	(2,000)	194,321	(40,000)
Royal Gold, Inc. Put	NYSE	USD	40.000	1/18/14	USD	(1,000)	136,962	(160,000)
SPDR Gold Trust Put	NYSE	USD	126.000	11/16/13	USD	(1,000)	228,071	(279,000)
SPDR Gold Trust Put	NYSE	USD	129.000	10/19/13	USD	(1,000)	175,961	(284,000)
Teck Resources Ltd. Call	NYSE	USD	26.000	11/16/13	USD	(2,000)	194,041	(446,000)
Walter Energy, Inc. Call	NYSE	USD	14.000	12/21/13	USD	(2,000)	276,420	(384,000)

Total of Exchange-Traded Options Written							$5,320,054	$(5,707,056)

3      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / (Continued)

Footnotes to Consolidated Statement of Investments (Continued)

Glossary:

Currency abbreviations indicate amounts reporting in currencies

CAD	Canadian Dollar

Exchange Abbreviations

CBT	Chicago Board of Trade

CME	Chicago Mercantile Exchange

NYSE	New York Stock Exchange

4      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED NOTES TO STATEMENT OF INVESTMENTS Unaudited

Change in Method of Accounting. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. Prior to June 28, 2013, the Subsidiary was shown as an investment of the Fund on the Statement of Investments and the financial statements of the Subsidiary were presented along with the Fund. The staff of the Securities and Exchange Commission has recently commented on their preference to have wholly-owned Cayman investment funds consolidated into the parent fund’s financial statements. Management of the Fund implemented the change in policy because it is a more effective method of providing transparency into the Fund’s holdings and operations. Accordingly, as a result of the change in method of accounting, the Fund consolidates the assets and liabilities as well as the operations of the Subsidiary within its financial statements. The result of the policy change did not have an impact on total net assets of the Fund.

Investment in Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd. The Fund may invest up to 25% of its total assets in Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd., a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”), which is expected to invest primarily in shares of exchange-traded funds that invest in gold bullion (“Gold ETFs”), commodity-linked derivatives related to gold or other special minerals (including commodity futures, financial futures, options and swap contracts), and certain fixed-income securities and other investments that may serve as margin or collateral for the Subsidiary’s derivatives positions. Investments in the Subsidiary are intended to provide the Fund with exposure to minerals commodities market returns within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary will be subject to the same investment restrictions and guidelines, and follow the same compliance policies and procedures, as the Fund. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At September 30, 2013, the Fund owned 4,056 shares with a market value of $29,486,250.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Concentration Risk. Concentration risk is the risk that the Fund’s investments in securities of companies in one industry may cause it to be more exposed to changes in that industry or market sector as compared to a more broadly diversified fund. The Fund invests primarily in the mining and metals industry.

5      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

6      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

7      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of September 30, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Energy	$3,946,216	$—	$—	$3,946,216
Materials	1,308,678,340	110,864,122	13,409	1,419,555,871
Rights, Warrants and Certificates	28,161	—	—	28,161
Investment Company	20,272,228	—	—	20,272,228

Total Assets	$1,332,924,945	$110,864,122	$13,409	$1,443,802,476

Liabilities Table
Other Financial Instruments:
Options written, at value	$(5,707,056)	$—	$—	$(5,707,056)

Total Liabilities	$(5,707,056)	$—	$—	$(5,707,056)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

8      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

9      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the period ended September 30, 2013, the Fund had an ending monthly average market value of $12,500 on purchased call options.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

10      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on individual commodities to increase exposure to commodity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the period ended September 30, 2013, the Fund had an ending monthly average market value of $1,508,855 and $3,525,771 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the period ended September 30, 2013 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums

Options outstanding as of June 28, 2013	—	$—	9,000	$ 1,292,937
Options written	24,000	3,015,916	23,000	3,221,180
Options closed or expired	(2,000)	(224,771)	(6,875)	(995,995)
Options exercised	(3,000)	(383,220)	(4,126)	(605,993)

Options outstanding as of September 30, 2013	19,000	$2,407,925	20,999	$2,912,129

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

11      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,717,134,486
Federal tax cost of other investments	(5,320,054)

Total federal tax cost	$1,711,814,432

Gross unrealized appreciation	$128,016,651
Gross unrealized depreciation	(401,735,663)

Net unrealized depreciation	$(273,719,012)

12      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of
1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Gold & Special Minerals Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	11/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	11/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	11/11/2013